                                                               EXHIBIT (17)(a)

                        INVESTMENT COMPANIES FOR WHICH
                VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
                  ACTS AS PRINCIPAL UNDERWRITER OR DEPOSITOR
                                March 24, 1998



Van Kampen American Capital U.S. Government Trust
     Van Kampen American Capital U.S. Government Fund
Van Kampen American Capital Tax Free Trust
     Van Kampen American Capital Insured Tax Free Income Fund
     Van Kampen American Capital Tax Free High Income Fund
     Van Kampen American Capital California Insured Tax Free Fund
     Van Kampen American Capital Municipal Income Fund
     Van Kampen American Capital Intermediate Term Municipal Income Fund Van Kampen American Capital Florida Insured Tax Free Income Fund Van Kampen American Capital New York Tax Free Income Fund
Van Kampen American Capital Trust
     Van Kampen American Capital High Yield Fund
     Van Kampen American Capital Short-Term Global Income Fund
     Van Kampen American Capital Strategic Income Fund
Van Kampen American Capital Equity Trust
     Van Kampen American Capital Utility Fund
     Van Kampen American Capital Value Fund
     Van Kampen American Capital Great American Companies Fund
     Van Kampen American Capital Growth Fund
     Van Kampen American Capital Prospector Fund
     Van Kampen American Capital Aggressive Growth Fund
Van Kampen American Capital Foreign Securities Fund
Van Kampen American Capital Pennsylvania Tax Free Income Fund
Van Kampen American Capital Tax Free Money Fund
Van Kampen American Capital Prime Rate Income Trust
Van Kampen American Capital Senior Floating Rate Fund
Van Kampen American Capital Comstock Fund
Van Kampen American Capital Corporate Bond Fund
Van Kampen American Capital Emerging Growth Fund
Van Kampen American Capital Enterprise Fund
Van Kampen American Capital Equity Income Fund
Van Kampen American Capital Limited Maturity Government Fund
Van Kampen American Capital Global Managed Assets Fund
Van Kampen American Capital Government Securities Fund
Van Kampen American Capital Growth and Income Fund
Van Kampen American Capital Harbor Fund
Van Kampen American Capital High Income Corporate Bond Fund
Van Kampen American Capital Life Investment Trust
     Van Kampen American Capital Asset Allocation Portfolio
     Van Kampen American Capital Domestic Income Portfolio
     Van Kampen American Capital Emerging Growth Portfolio
     Van Kampen American Capital Enterprise Portfolio
     Van Kampen American Capital Global Equity Portfolio
     Van Kampen American Capital Government Portfolio
     Van Kampen American Capital Growth and Income Portfolio
     Van Kampen American Capital Money Market Portfolio
     Van Kampen American Capital Strategic Stock Portfolio
     Morgan Stanley Real Estate Securities Portfolio

Van Kampen American Capital Pace Fund
Van Kampen American Capital Real Estate Securities Fund
Van Kampen American Capital Reserve Fund
Van Kampen American Capital Tax -Exempt Trust
     Van Kampen American Capital High Yield Municipal Fund
Van Kampen American Capital U.S. Government Trust for Income
Van Kampen American Capital World Portfolio Series Trust
     Van Kampen American Capital Global Equity Fund
     Van Kampen American Capital Global Government Securities Fund Morgan Stanley Fund, Inc.
     Morgan Stanley Aggressive Equity Fund
     Morgan Stanley American Value Fund
     Morgan Stanley Asian Growth Fund
     Morgan Stanley Emerging Markets Fund
     Morgan Stanley Global Equity Allocation Fund
     Morgan Stanley Global Fixed Income Fund
     Morgan Stanley Government Obligations Money Market Fund
     Morgan Stanley High Yield Fund
     Morgan Stanley International Magnum Fund
     Morgan Stanley Latin American Fund
     Morgan Stanley Money Market Fund
     Morgan Stanley U.S. Real Estate Fund
     Morgan Stanley Value Fund
     Morgan Stanley Worldwide High Income Fund

Insured Municipals Income Trust                                                 Series 397
Arizona Insured Municipals Income Trust                                         Series 18
California Insured Municipals Income Trust                                      Series 172
Colorado Insured Municipals Income Trust                                        Series 85
Connecticut Insured Municipals Income Trust                                     Series 36
Florida Insured Municipals Income Trust                                         Series 120
Georgia Insured Municipals Income Trust                                         Series 86
Kentucky Investors' Quality Tax-Exempt Trust                                    Series 60
Maryland Investors' Quality Tax-Exempt Trust                                    Series 83
Massachusetts Insured Municipals Income Trust                                   Series 35
Michigan Insured Municipals Income Trust                                        Series 149
Minnesota Insured Municipals Income Trust                                       Series 62
Missouri Insured Municipals Income Trust                                        Series 105
New Jersey Insured Municipals Income Trust                                      Series 121
New York Insured Municipals Income Trust                                        Series 144
North Carolina Investors' Quality Tax-Exempt Trust                              Series 93
Ohio Insured Municipals Income Trust                                            Series 109
Pennsylvania Insured Municipals Income Trust                                    Series 234
South Carolina Investors' Quality Tax-Exempt Trust                              Series 86
Tennessee Insured Municipals Income Trust                                       Series 40
Virginia Investors' Quality Tax-Exempt Trust                                    Series 80
Van Kampen American Capital Insured Income Trust                                Series 70
Internet Trust                                                                  Series 9
Strategic Ten Trust, United States Portfolio                                    March 1998
                                                                                Series
Strategic Ten Trust, United Kingdom                                             February 1998
                                                                                Series
Strategic Ten Trust, Hong Kong                                                  February 1998
                                                                                Series
Strategic Five Trust, United States Portfolio                                   March 1998
                                                                                Series
Strategic Fifteen Trust Global Portfolio                                        March 1998
                                                                                Series
Strategic Thirty Trust Global Portfolio                                         March 1998
                                                                                Series
Great International Firms Trust                                                 Series 4
Blue Chip Opportunity and Treasury Trust                                        Series 5
Blue Chip Opportunity Trust                                                     Series 3
Baby Boomer Opportunity Trust                                                   Series 4
Global Energy Trust                                                             Series 4
Brand Name Equity Trust                                                         Series 5
Strategic Picks Opportunity Trust                                               March 1998
                                                                                Series
International Assets Advisory Corp. Global Passport Series
Infrastructure and Utilities Growth Trust                                       Series 1
Edward Jones Select Growth Trust                                                February 1998
                                                                                Series
Banking Trust                                                                   Series 1
Morgan Stanley High-Technology 35 Index Trust                                   Series 1
MidCap Growth Trust                                                             Series 1
Small Cap Growth Trust                                                          Series 1
Real Estate Income and Growth Trust                                             Series 1